Exhibit 99.1

ORCHID ISLAND CAPITAL ANNOUNCES

 DECEMBER 2025 MONTHLY DIVIDEND AND

NOVEMBER 30, 2025 RMBS PORTFOLIO CHARACTERISTICS

●	December 2025 Monthly Dividend of $0.12 Per Share of Common Stock
●	RMBS Portfolio Characteristics as of November 30, 2025
●	Next Dividend Announcement Expected January 7, 2026

Vero Beach, Fla., December 9, 2025 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today that the Board of Directors of the Company declared a monthly cash dividend for the month of December 2025. The dividend of $0.12 per share will be paid January 29, 2026 to holders of record of the Company’s common stock on December 31, 2025, with an ex-dividend date of December 31, 2025. The Company plans on announcing its next common stock dividend on January 7, 2026.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of December 9, 2025, the Company had 179,058,553 shares of common stock outstanding. As of November 30, 2025, the Company had 174,548,004 shares of common stock outstanding. As of September 30, 2025, the Company had 148,239,401 shares of common stock outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of November 30, 2025 are presented below. These figures are preliminary and subject to change. The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

●	RMBS Valuation Characteristics
●	RMBS Assets by Agency
●	Investment Company Act of 1940 (Whole Pool) Test Results
●	Repurchase Agreement Exposure by Counterparty
●	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

RMBS Valuation Characteristics
($ in thousands)
										Realized
									Realized	Sep-25 -
									Nov-25	Nov-25
					Net			Weighted	CPR	CPR
					Weighted			Average	(1-Month)	(3-Month)	Modeled Interest
	Current	Fair	% of	Current	Average			Maturity	(Reported	(Reported	Rate Sensitivity (1)
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Dec)	in Dec)	(-50 BPS)	(+50 BPS)
Fixed Rate RMBS
15yr 4.5 TBA	$250,000	$250,098	2.53%	100.04	4.50%	5.41%	4	174	n/a	n/a	$3,124	$(3,804)
15yr Total	250,000	250,098	2.53%	100.04	4.50%	5.41%	4	174	n/a	n/a	3,124	(3,804)
30yr 3.0	$820,289	$742,864	7.51%	90.56	3.00%	3.48%	57	295	6.4%	7.0%	$21,460	$(21,533)
30yr 3.5	159,755	150,291	1.52%	94.08	3.50%	4.04%	69	277	4.4%	6.6%	4,078	(4,105)
30yr 4.0	153,143	147,527	1.49%	96.33	4.00%	4.70%	55	299	8.3%	9.3%	3,633	(3,821)
30yr 4.5	272,878	269,110	2.72%	98.62	4.50%	5.44%	41	314	13.1%	11.3%	5,123	(5,844)
30yr 5.0	758,505	762,519	7.71%	100.53	5.00%	5.98%	20	336	6.5%	7.8%	13,353	(16,297)
30yr 5.5	2,630,409	2,691,634	27.23%	102.33	5.50%	6.46%	11	346	9.0%	9.1%	32,806	(45,296)
30yr 6.0	2,978,967	3,084,196	31.20%	103.53	6.00%	6.93%	13	343	16.9%	15.3%	22,752	(35,370)
30yr 6.5	1,462,319	1,530,870	15.49%	104.69	6.50%	7.39%	17	338	21.6%	21.3%	6,989	(11,266)
30yr 7.0	230,369	242,648	2.45%	105.33	7.00%	7.95%	25	326	38.8%	34.4%	1,528	(1,797)
30yr Total	9,466,634	9,621,659	97.33%	101.64	5.50%	6.39%	20	335	13.8%	13.8%	111,722	(145,329)
Total Pass-Through RMBS	9,716,634	9,871,757	99.86%	101.60	5.48%	6.37%	20	331	13.8%	13.8%	114,846	(149,133)
Structured RMBS
IO 20yr 4.0	5,481	442	0.00%	8.07	4.00%	4.57%	166	68	10.4%	11.2%	2	(2)
IO 30yr 3.0	2,371	285	0.00%	12.00	3.00%	3.64%	130	220	26.1%	10.4%	(1)	(1)
IO 30yr 4.0	63,973	11,863	0.12%	18.54	4.00%	4.60%	134	216	5.7%	9.7%	(286)	176
IO 30yr 4.5	2,799	508	0.01%	18.16	4.50%	4.99%	185	162	5.4%	7.9%	(5)	2
IO 30yr 5.0	1,448	300	0.00%	20.72	5.00%	5.37%	185	162	1.1%	11.4%	(5)	3
IO Total	76,072	13,398	0.14%	17.61	4.01%	4.59%	139	202	6.6%	9.8%	(295)	178
IIO 30yr 4.0	17,923	200	0.00%	1.12	0.00%	4.40%	98	250	0.7%	0.9%	117	(82)
Total Structured RMBS	93,995	13,598	0.14%	14.47	3.24%	4.56%	132	212	5.5%	8.1%	(178)	96

Total Mortgage Assets	$9,810,629	$9,885,355	100.00%		5.46%	6.35%	21	330	13.7%	13.8%	$114,668	$(149,037)

		Hedge	Modeled Interest
	Notional	Period	Rate Sensitivity (1)
Hedge	Balance	End	(-50 BPS)	(+50 BPS)
3-Month SOFR Futures	$(390,000)	Sep-26	$(3,087)	$3,087
5-Year Treasury Future(2)	(562,500)	May-30	(11,896)	11,631
10-Year Treasury Future(3)	(90,000)	Nov-32	(2,989)	2,905
10-Year Ultra Treasury Future(4)	(60,000)	Aug-35	(2,737)	2,624
5-Year ERIS SOFR Swap Futures	(10,000)	Dec-30	(228)	221
Swaps	(4,433,300)	Feb-31	(106,796)	103,367
TBA Short	(644,900)	Dec-25	(5,994)	9,442
Hedge Total	$(6,190,700)		$(133,727)	$133,277
Rate Shock Grand Total			$(19,059)	$(15,760)

(1)

Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant SOFR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Five-year Treasury futures contracts were valued at prices of $109.77 at November 30, 2025. The market value of the short position was $617.4 million.
(3)	Ten-year Treasury futures contracts were valued at prices of $113.34 at November 30, 2025. The market value of the short position was $102.0 million.
(4)	Ten-year Ultra futures contracts were valued at prices of $116.20 at November 30, 2025. The market value of the short position was $69.7 million.

RMBS Assets by Agency
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of November 30, 2025
Fannie Mae	$5,428,964	56.3%
Freddie Mac	4,206,293	43.7%
Total Mortgage Assets	$9,635,257	100.0%

Investment Company Act of 1940 Whole Pool Test
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of November 30, 2025
Non-Whole Pool Assets	$644,016	6.7%
Whole Pool Assets	8,991,241	93.3%
Total Mortgage Assets	$9,635,257	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of November 30, 2025	Borrowings	Debt	Rate	in Days	Maturity
Citigroup Global Markets Inc	$529,451	5.8%	4.08%	48	2/25/2026
J.P. Morgan Securities LLC	502,011	5.5%	4.14%	21	12/24/2025
Merrill Lynch, Pierce, Fenner & Smith	465,998	5.1%	4.17%	48	2/13/2026
South Street Securities, LLC	423,391	4.7%	4.04%	147	11/13/2026
Wells Fargo Securities, LLC	387,082	4.3%	4.14%	10	12/29/2025
DV Securities, LLC Repo	381,437	4.2%	4.09%	43	2/20/2026
Hidden Road Partners Civ US LLC	379,212	4.2%	4.11%	30	2/24/2026
Daiwa Securities America Inc.	377,886	4.2%	4.10%	86	3/23/2026
ASL Capital Markets Inc.	377,675	4.2%	4.16%	63	9/21/2026
ABN AMRO Bank N.V.	368,418	4.1%	4.14%	41	1/26/2026
Marex Capital Markets Inc.	367,575	4.1%	4.13%	41	1/23/2026
StoneX Financial Inc.	365,735	4.0%	4.13%	21	12/22/2025
The Bank of Nova Scotia	362,385	4.0%	4.13%	23	12/23/2025
Clear Street LLC	350,740	3.9%	4.12%	14	12/18/2025
Bank of Montreal	346,435	3.8%	4.10%	31	1/14/2026
Goldman, Sachs & Co	327,932	3.6%	4.12%	28	12/29/2025
Mirae Asset Securities (USA) Inc.	327,016	3.6%	4.12%	22	1/15/2026
RBC Capital Markets, LLC	322,041	3.6%	4.09%	57	1/26/2026
Banco Santander SA	315,820	3.5%	4.13%	27	2/13/2026
Cantor Fitzgerald & Co	308,472	3.4%	4.09%	51	1/26/2026
ING Financial Markets LLC	284,938	3.1%	4.07%	79	2/17/2026
MUFG Securities Canada, Ltd.	251,521	2.8%	4.13%	5	12/5/2025
Mitsubishi UFJ Securities (USA), Inc.	239,322	2.6%	4.13%	15	12/15/2025
Nomura Securities International, Inc.	207,915	2.3%	4.16%	15	12/15/2025
Mizuho Securities USA LLC	206,505	2.3%	4.09%	43	1/26/2026
Brean Capital, LLC	149,905	1.7%	4.14%	11	12/11/2025
Natixis, New York Branch	105,592	1.2%	4.20%	1	12/1/2025
Lucid Prime Fund, LLC	33,925	0.4%	4.12%	11	12/11/2025
Total Borrowings	$9,066,335	100.0%	4.12%	41	11/13/2026

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400